UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2009

PATIENT SAFETY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09727	13-3419202
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

43460 Ridge Park Drive, Suite 140
Temecula, California 92590
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (951) 587-6201

________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under and of the following provisions:

__           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__           Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

__           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On March 11, 2009, William Adams and David Augustine tendered their resignation as members of the Board of Directors and all committees of the Board.  The two Board seats remain vacant at present.

         On March 11, 2009, Mary Lay, the Company’s Interim Chief Financial Officer was appointed as Secretary of Patient Safety Technologies, Inc., replacing David Augustine who resigned his position as Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATIENT SAFETY TECHNOLOGIES, INC.

Date: March 17, 2009
By: /s/ David I. Bruce
Name: David I. Bruce
Title: Chief Executive Officer